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                                                                    EXHIBIT 10.1

                                 Biofield Corp.
                            1225 North Meadow Parkway
                                    Suite 120
                                Roswell, GA 30076


                                  May 14, 1998



Mr. Michael R. Gavenchak


Dear Michael:

         Reference is made to that certain Amended and Restated
Employment Agreement between Biofield Corp. and you dated as of October 1, 1992 (the "Employment Agreement"). The Employment Agreement is hereby amended as follows:

         Paragraph 2 of the Employment Agreement is hereby deleted in its entirety and the following Paragraph 2 shall be inserted in its place and stead:

         2. Term

         The term of this Agreement shall commence on October 1, 1992 and end on July 7, 2000.

         Other than as set forth above, the Employment Agreement shall remain in full force and effect. Please indicate your acceptance by dating, signing and returning to Biofield Corp. the enclosed copy of this letter.

                                                 Sincerely,

                                                 Biofield Corp.

                                                 By: /s/ D. Carl Long
                                                    ----------------------------
                                                    D. Carl Long
                                                    Chief Executive Officer



Agreed and Acknowledged this
15 day of May, 1998

/s/ Michael R. Gavenchak
------------------------------
Michael R. Gavenchak